UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2010

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On January 28, 2010, the Company’s Board of Directors appointed Craig Jelinek as President and Chief Operating Officer of the Company. Mr. Jelinek previously was Executive Vice President in charge of merchandising, a position he has held since 2004. He spent the previous twenty years in various positions in the Company’s warehouse operations. It is anticipated that Mr. Jelinek will become a member of the Board of Directors. Compensation arrangements with respect to Mr. Jelinek’s new position have not yet been determined.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is included in this report:

99.1.	Press release dated February 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on February 1, 2010.

COSTCO WHOLESALE CORPORATION

By:	/s/ RICHARD A. GALANTI
Richard A. Galanti,
Executive Vice President and Chief Financial Officer